Exhibit 10.14

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Document Number
	Revision	V1.0
Corporate Supply Agreement	Application	Global
	Effective Date	April 23, 2012
	Page	1 of 33

Table of Contents

ABBREVIATIONS		2

1.	SCOPE OF THIS AGREEMENT	1
2.	TERM AND TERMINATION	4
3.	FORECASTING AND ORDERING	4
4.	PRICES, PAYMENT TERMS, AND TAXES	8
5.	PACKAGING, INSPECTION, AND DELIVERY	10
6.	WARRANTIES AND REMEDIES	10
7.	LICENSE GRANTS, OWNERSHIP OF PROPERTY AND SPECIFICATIONS	11
9.	QUALITY AND INSPECTION	14
10.	CONFIDENTIAL INFORMATION	15
11.	INDEMNIFICATION	16
12.	LIMITATION OF LIABILITY	17
13.	SUPPLIER OWNED INVENTORY PROGRAM	18
14.	INSURANCE	18
15.	FORCE MAJEURE	18
16.	GOVERNING LAW AND DISPUTE RESOLUTION	19
17.	OTHER TERMS AND CONDITIONS	19
18.	ETHICS AND COMPLIANCE	23
19.	LEGAL NOTICES AND OTHER DOCUMENTS	24
20.	ENTIRE AGREEMENT	25

Exhibit A to Corporate Supply Agreement	1
Exhibit B to Corporate Supply Agreement	2
Exhibit C to Corporate Supply Agreement	3

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

1

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

ABBREVIATIONS

ALT	Advance Life Test
API	Application Program Interface
BOM	Bill of Materials
DPU	Defects Per Unit
EOL	End Of Life
FAI	First Article Inspection
FCA	Free Carrier
FQA	Final Quality Assessment
PAT	Process Average Testing
PCN	Process Change Notice
PPM	Parts Per Million
RMA	Return Material Authorization
SPC	Statistical Process Control
SYA	Statistical Yield Analysis

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

2

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

CORPORATE SUPPLY AGREEMENT

BETWEEN CAMBIUM NETWORKS LIMITED AND FLEXTRONICS TELECOM SYSTEMS

This Corporate Supply Agreement (the “Agreement”), dated as of April 23, 2012 (the “Effective Date”), is between Cambium Networks Limited located at Unit B2, Linhay Business Park, Eastern Road, Ashburton, Devon TQ13 7UP (“Cambium” or “Customer”) and Flextronics Telecom Systems, Ltd., having its registered office at Level 3, Alexander House, 35 Cybercity, Ebene, Mauritius (“Supplier”). Each may be referred to as a party or they may be collectively known as parties.

In consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties hereto agree that Supplier shall supply Products to Cambium under the following terms and conditions:

1.	SCOPE OF THIS AGREEMENT

1.1	General Applicability. This Agreement governs the supply relationship between Cambium and Supplier. In addition, Cambium Affiliates may source Products under the terms of this Agreement. This Agreement applies to all Product(s) provided by Supplier and Affiliates of Supplier.. “Affiliate” means, subsidiaries, partnerships, joint ventures, and any entity(ies) that on the Effective Date of this Agreement or thereafter, directly or indirectly controls or is controlled by a party, or with which a party shares common control. A party “controls” another entity when the party, through ownership of the voting shares or other ownership interest of that entity or by contract or otherwise, has the ability to direct its management.

1.2	Product Schedules. Cambium and Supplier may enter into written and signed product schedules (the “Product Schedules”) to establish additional terms and conditions applicable to one or more Products, or to establish project-specific terms and conditions required in connection with a particular project (e.g., customer-specific requirements). All Product Schedules must be signed by a Supplier employee having the title of [***]. If the terms and conditions of a Product Schedule add to or conflict with this Agreement, the applicable Product Schedule will control as to the additional or conflicting term(s).

1.3	Certain Definitions. As used in this Agreement, the following capitalised terms have the following meanings:

a.	“Aged Inventory” means any Inventory (including Special Inventory) for which there has been [***] consumption over the past [***], which includes any particular item that Supplier has had on hand for more than [***].

b.	“Confidential Information” means confidential or proprietary data or information disclosed by one party to the other under this Agreement (i) in written, graphic, machine recognisable, electronic, sample, or any other visually perceptible form, which is clearly designated as “confidential” or “proprietary” at the time of disclosure, and (ii) in oral form, if it is identified as confidential at the time of disclosure, and confirmed in a written summary designated as “confidential” or “proprietary” within [***] after disclosure. Notwithstanding the foregoing, all Cambium or Supplier information regarding product specifications, prototypes, designs, samples, testing processes and results, quality and manufacturing procedures and requirements, customer information, computer software and related documentation, product or technology roadmaps, cost or price information, demand or volume information, market share, market or financial projections, sourcing information, and other similar information is Cambium Confidential Information without regard to designation or written confirmation as ‘confidential’ or ‘proprietary’.

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

c.	“Customer Controlled Materials” means those Materials provided by Customer or by suppliers with whom Customer has a commercial contractual or non-contractual relationship.

d.	“DeMinimus Materials” shall have the meaning set forth in Section 3.5(d).

e.	“Documentation” means, in a format as mutually agreed, the user guide, compilation instructions, documents, manuals and computer-readable files, regarding the installation, use, operation, functionality, troubleshooting and other technical information sufficient to use the Software.

f.	“Economic Order Inventory” means Materials purchased in quantities above the required amount for purchase orders and the Forecast in order to achieve price targets for such Materials.

g.	“End-User(s)” means customers who acquire Cambium product(s) for their use.

h.	“Environmental Regulations” means any hazardous substance content laws and regulations including, but not restricted to and without limitation, those related to the EU Directive 2002/95/EC about the Restriction of Use of Hazardous Substances (RoHS).

i.	“Excess Materials” shall have the meaning set forth in Section 3.5(c).

j.	“Excessive Failure” occurs when each of the following two conditions are satisfied:

i.	(1) more than [***] of any given Product delivered to Cambium within any rolling [***] period exhibit a failure attributable to a common root cause, or

(2) there exists a failure rate of more than [***] of any lot, batch, or other separately distinguishable group of Products, and

ii	the failure results from [***];

k.	“Forecast” means Cambium’s nonbinding (other than for is “material liability obligations” set forth in Section 3. [***] advance calculation of its future requirements.

l.	“Intellectual Property Rights” means all intellectual property rights (whether or not any of these rights are registered, and including applications and the right to apply for registration of any such rights) including any and all: (i) copyrights, trademarks, trade names, domain names, goodwill associated with trademarks and trade names, designs, utility models, petty patents and patents; (ii) rights relating to innovations, know-how, trade secrets, and confidential, technical, and non-technical information; (iii) moral rights, mask work rights, author’s rights, and rights of publicity; and (iv) other industrial, proprietary and intellectual property related rights anywhere in the world, that exist as of the Effective Date or hereafter come into existence, and all renewals and extensions of the foregoing, regardless of whether or not such rights have been registered with the appropriate authorities in such jurisdictions in accordance with the relevant legislation.

m.	“Inventory” means any (a) Materials that are procured by or on-order with Supplier in accordance with the applicable Lead Time for use in the manufacture of Products pursuant to a Order or Forecast from Cambium; (b) Products that have been manufactured by Supplier pursuant to a Order or Forecast from Cambium; and (c) all work-in-progress, bonepile and other unfinished Products and Materials that have been altered

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

n.	“Lead Time(s)” means the Materials Procurement Lead Time plus the manufacturing cycle time required from the delivery of the Materials at Flextronics’s facility to the completion of the manufacture, assembly and test processes

o.	“Long Lead Time Materials” means Materials with Lead Times exceeding the period covered by the accepted purchase orders for the Products.

“Materials” means components, parts, raw materials and subassemblies that comprise the Product and that appear on the bill of materials for the Product.

p.	“Materials Procurement Lead Time” means the time between the date on which Supplier places a purchase order with a third party Materials vendor and the date on which the Material is delivered to the vendor, as determined by the third party Materials vendor and communicated to Supplier.

q.	Minimum Order Inventory” means Materials purchased in excess of requirements for purchase orders and Forecast because of minimum lot sizes required by the supplier

r.	“Obsolete Inventory” means Inventory (including Special Inventory) that is any of the following: (a) removed from the bill of materials for a Product by an engineering change; or (b) no longer on an active bill of material for any of Cambium’s Products.

s.	“Order” means the direction provided by Cambium to Supplier. The term “Order” includes electronic communications made by Cambium under Schedule Sharing and written purchase order forms issued by Cambium. All purchases of Product by Cambium are governed by this Agreement together with the specific Purchase Orders.

t.	“Order and Supply Period” means any period of time identified in this Agreement (including in any attached Product Schedule) which specifies a particular minimum period of time for Supplier to make any Product(s) available for Order by and supply to or for Cambium. Supplier shall supply such Products for the period of time identified, unless Cambium agrees in writing to a shorter period of time.

u.	“Product(s)” includes the following items which may be procured directly or indirectly, by or for Cambium, from Supplier: (i) [***], or (ii) [***] under this Agreement, such as [***] and [***].

v.	“Production Materials” means Materials that are consumed in the production processes to manufacture Products including without limitation, solder, epoxy, cleaner solvent, labels, flux, and glue. Production Materials do not include any such production materials that have been specified by the Customer or any Customer Controlled Materials.

w.	“[***]” shall mean Supplier’s use of [***] efforts (not to exceed [***]) to minimize Cambium’s component liability by attempting to return the Material to the vendor (without re-stocking charges if possible), cancelling pending orders without cancellation charges, and/or using such Material for other customers; provided, however, that (i) Supplier shall not be obligated to attempt to return to the vendor Material which are, on a “line item basis” worth less than [***] in the aggregate and (ii) Cambium shall be entitled to direct Supplier not to attempt [***] if it so chooses. In the event the vendor charges any restocking or cancellation charges, then Supplier shall advise Cambium and Cambium shall determine whether (a) to return the Material to the vendor and reimburse Supplier for the restocking fees/cancellation charges or(b) to purchase the Material from Supplier

x.	“Specifications” means the Cambium-provided workmanship, manufacture and test Specifications for the Products.

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

y.	“[***]” means any [***], [***] and [***] acquired by Flextronics in excess of [***] to support flexibility or demand requirements.

z.	“Standard Price” shall have the meaning set forth in Section 3.5(c).

2.	TERM AND TERMINATION

2.1	Term and Renewal. Subject to Section 2.2, (i) this Agreement has an initial term of two (2) years, starting on the Effective Date and (ii) after the initial term, the Agreement will automatically renew for additional successive one-year period(s) unless either party provides the other with written notice of its intention not to renew the Agreement at least [***] prior to the expiration of the initial term or any one-year renewal period.

2.2	Termination.

a.	Either party may terminate this Agreement upon written notice if the other party breaches a material obligation under this Agreement, and that breach continues uncured for a period of [***] after receiving written notice of the breach.

b.	Either party may immediately terminate this Agreement upon written notice in the event the other party files a bankruptcy petition of any type or has a bankruptcy petition of any type filed against it, ceases to conduct business in the normal course, becomes insolvent, enters into suspension of payments, moratorium, reorganization, makes a general assignment for the benefit of creditors, admits in writing its inability to pay debts as they mature, goes into receivership, or avails itself of or becomes subject to any other judicial or administrative proceeding that relates to insolvency or protection of creditors’ rights.

c.	Either party may terminate for convenience upon [***] prior written notice to Either party.

2.3	Effect of Termination. Upon the expiration or termination of this Agreement for any reason:

Each party shall immediately stop using, and return to the other party, or with the other party’s written permission, destroy in lieu of returning, and certify the destruction of, all items that contain any Confidential Information belonging to the other party (including without limitation all Cambium-consigned inventory and all types of Cambium Property as defined in Section 7 of this Agreement), except Cambium may retain copies of any Confidential Information, Software, and Documentation necessary for the purpose of supporting Products sold to then-existing and subsequently acquired customers. The parties agree that upon return of any test or other equipment, Supplier shall have no further obligations under Section 6 or otherwise to fulfil any warranty obligations.

Cambium shall (i) purchase all Materials, Products and work in process in accordance with Section 3 and (ii) pay Supplier all amounts due hereunder in accordance with their terms.

3.	FORECASTING AND ORDERING

3.1	Schedule Sharing. Unless agreed otherwise in writing, the parties will use Cambium’s (or other designated provider’s equivalent system as defined by Cambium) [***] (“Schedule Sharing”). All electronic communications made by Cambium and Supplier under Schedule Sharing will be considered to be “in writing” and the parties agree not to contest the enforceability of those communications under the provisions of any applicable law relating to whether certain agreements must be in writing and signed by the party to be bound thereby. Those communications, if introduced as evidence on paper in any judicial, arbitration, mediation, or administrative proceedings, will be admissible to the same extent as business records originated and maintained in documentary form.

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

3.2	Purchase Orders and Sales Acknowledgments. The parties may exchange purchase orders, sales acknowledgments and invoice forms. All use of forms and Orders are governed by the terms and conditions of this Agreement (including Exhibits and Product Schedules). No pre-printed terms and conditions (or any terms and conditions which conflict with this Agreement) on purchase order forms issued by Cambium, or any conflicting terms and conditions contained in Supplier’s quotations, acceptance, sales acknowledgments, and/or invoice forms, will supersede, extinguish, add to, alter or amend the provisions of this Agreement, even if signed by either or both parties. In addition, any terms or conditions that conflict with or alter this Agreement shall not be enforceable unless they have been approved in writing in a separate document referring to this Agreement.

3.3	Liability for Forecasted Materials

a.	Authorization to Procure Materials, Inventory and Forecast Inventory. Customer’s accepted Orders and Forecast will constitute authorization for Supplier to procure, without Customer’s prior approval, (a) Inventory to manufacture the Products covered by such Orders based on the Lead Time and (b) Forecast Inventory based on Customer’s Orders and Forecast. “Forecast Inventory” shall mean and include: [***] as required [***] when such purchase orders are placed and minimum order quantities (including quantities resulting from tape and reel sizes) as required by the supplier. Flextronics will only purchase [***] (additional quantities of Inventory not required by any MOQ or tape/reel size acquired for the purpose of lowering the cost of materials) with the prior approval of Customer.

b.	Preferred Supplier. Customer shall provide to Flextronics and maintain an Approved Vendor List (AVL). Flextronics shall purchase from vendors on a current AVL the Materials required to manufacture the Product. Customer shall give Flextronics every opportunity to be included on AVL’s for Materials that Flextronics can supply, and if Flextronics is competitive with other suppliers with respect to reasonable and unbiased criteria for acceptance established by Customer, Flextronics shall be included on such AVL’s. If Flextronics is on an AVL and its prices and quality are competitive with other vendors, Customer will raise no objection to Flextronics sourcing Materials from itself. For purposes of this Section only, the term “Supplier” includes any companies affiliated with Supplier.

c.	Customer Responsibility for Inventory and Special Inventory. Customer is responsible under the conditions provided in this Agreement for all Materials, Inventory and Special Inventory purchased by Flextronics under this Section 3..

d.	Materials Warranties. Flextronics shall obtain and pass through to Customer the following warranties with regard to the Materials (other than the Production Materials or Materials procured from Cambium): (i) conformance of the Materials with the vendor’s specifications and/or with the Specifications; (ii) that the Materials will be free from defects in workmanship; (iii) that the Materials will comply with Environmental Regulations; and (iv) that the Materials will not infringe the intellectual property rights of third parties.

3.4	Supplier’s Purchase of Materials

a.	Other than purchases from Cambium, Supplier will purchase all Materials exclusively from suppliers on the applicable AVL. Should Supplier determine that Materials cannot be purchased from suppliers on the AVL, Supplier will contact Cambium, and the parties will mutually agree upon an alternative supplier, as appropriate, and as approved in accordance with the applicable engineering change requirements.

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

b.	The parties acknowledge that some of the Material necessary to manufacture the Products is manufactured to Cambium’s specifications and is likely unusable for other customers (“Unique Material”). [***] After the Effective Date, Supplier will not enter into any additional non-cancellable, non-reschedulable terms with its suppliers of Standard Materials without Cambium’s prior written approval. . If Supplier does not obtain this written approval, Cambium will not be liable for any carrying charges, or restocking, cancellation, transportation or other fees required from such suppliers for Standard Materials. [***]

c.	[***]

d.	For Materials that are subject to import duties and value added taxes (“VAT”), Supplier will pay such costs and Cambium will reimburse Supplier for such all costs. Supplier agrees to supply to Cambium all reasonable documentation to evidence these costs, and will make commercially reasonable efforts to provide assistance to Cambium in eliminating, reducing and recovering such costs under relevant laws and regulations. Supplier will charge such costs as separately stated amounts on invoices in connection with the sale of Products to Cambium. Supplier will certify that prices for Products supplied to Cambium do not include such costs. Supplier will not claim reimbursement for any such costs that are paid by Supplier and subsequently recovered by Supplier.

3.5	Cambium’s Liability for Materials

a.	Cambium is financially liable for any Materials ordered based on its Purchase Orders or Forecast in accordance with Sections 3.3(a) and 3.4. This liability includes any Materials rendered excess (including excesses resulting from any downward revisions to its Forecast or for any Forecast for which Cambium fails to issue a Purchase Order) or obsolete (including obsolescence resulting from changes to Cambium’s bill of materials and/or product design). Supplier’s sole remedy with respect to any Forecast that creates a downward variance in Cambium’s requirements for Products from any prior Forecast (or for any Forecast for which Cambium fails to issue a purchase order), is as set forth in this Section.

b.	At the end of each month (the “Month-End Date”), the parties will review Supplier’s inventory of Materials, and Cambium’s then-current Forecast. Cambium will be liable for a carrying charge of [***] per month on all Materials on-hand at the Month-End Date that: (i) Supplier purchased in accordance with Sections 3.3(a) and 3.4 above, and (ii) are scheduled to be consumed more than [***] days but less than [***] days from the Month-End Date, based on the then-current Forecast. The carrying charges will be calculated and invoiced [***], with payment due no later than [***] days from the Month-End Date.

c.	If as a result of the monthly review, there are any Materials (other than DeMinimus Material as defined in Section (d)) that (i) Supplier purchased in accordance with Sections 3.3(a) and/or 3.4 above, and (ii) are scheduled to be consumed more than [***] days from the Month-End Date (“Excess Materials”) or if there is any Aged Material, then, following Supplier’s [***], Cambium shall purchase the Excess Materials or Aged Material from Supplier at a price equal [***] (as set forth in Supplier’s then-current Bill of Materials) (the “Standard Price”). Cambium shall pay for all Excess Materials and Aged Materials no later than [***] days from the Month-End Date. Cambium shall not have the right to delay payment for such Excess Materials (or for Materials subject to Section 3.4(b)) by increasing or pushing out its Forecast in bad faith.

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

d.	Notwithstanding section (c), Cambium shall not be required to purchase any Material if (i) the Material constitutes part of a “tape” or “reel” component (e.g., leftover capacitors); (ii) the Product using such Material is still on Cambium’s Forecast; and (iii) the value of the Material is less than [***] per line item, not to exceed [***]. Material which meets these criteria shall be designated as “DeMinimus Material”. Cambium shall still be required to pay carrying charges for DeMinimus Material until such DeMinimus Material has been consumed or purchased by Cambium.

e.	On the Month-End Date, Supplier shall provide a list of all Obsolete Materials along with their Standard Price. Following Supplier’s [***], Cambium shall purchase the Obsolete Materials from Supplier, with payment due no later than [***] days from the Month-End Date.

f.	Supplier will re-purchase from Cambium all Materials that Cambium may have purchased from Supplier under this Section 3.5 before procuring any additional Materials.

g.	The parties shall use their respective commercially reasonable efforts to achieve a targeted [***] turns of the Inventory per year. These efforts shall include, but not be limited to, improvements in forecasting accuracy, negotiating and implementation vendor managed inventory (VMI) programs, implementing manufacturing cycle time reductions through lean programs, and reducing supplier lead-times. The parties shall review the actual Inventory turns during the [***] business review. If the turns are below the targeted turns, the parties shall outline actions to improve the turns.

3.6	Upward Variances

a.	Supplier will maintain, at its sole cost and expense, sufficient capacity to manufacture Products in accordance with the requirements set out herein and for all Product. Such capacity will include appropriate facilities, properly trained personnel, appropriate tools and equipment, and adequate arrangements for the ongoing supply of Materials. Cambium will have no liability to Supplier for any costs and expenses incurred by Supplier to meet or to maintain required capacity levels, unless otherwise mutually agreed by the parties in writing. Costs associated with any vendor managed inventory (“VMI”) or supplier managed inventory (“SMI”) shall be identified and be subject to prior mutual written agreement of the Parties prior to implementation of such measures under this Agreement.

b.	Except as otherwise mutually agreed to by the parties in writing under Section 3.6(a) above, Supplier will use [***] efforts, to achieve the percentages for upward capacity for the advance forecast periods set out in the table below, with no expedite charges, overtime costs, or other additional costs or expenses payable by Cambium; provided, however, that expedite charges incurred by Supplier for Materials will be reimbursed by Cambium, upon Cambium’s prior written approval, solely for Materials ordered inside the lead-times for such Materials as caused by the upward variance. To be clear, any obligation set forth herein is subject to both capacity at the facility (during normal business hours and with existing personnel) and Material availability. .

c.	Subject to prior mutual written agreement by the Parties with respect to the different Products under this Product Schedule, Supplier will use [***] efforts, with the current levels of capacity, to achieve the mutually agreed percentages for premium capacity for the applicable advance forecast periods set out in the table below with reasonable expedite charges, air freight costs, overtime costs, or other additional costs or expenses payable by Cambium.

d.	Cambium recognizes it is not be [***] for Supplier to meet upward capacities or premium capacities if Supplier’s inability to meet such upward capacities is due solely to: (i) the unavailability of Materials, test equipment or custom tooling; (ii) Supplier’s applicable manufacturing site is already currently operating at full capacity ([***] per week) or, if Supplier is not at full capacity, Supplier is unable to hire qualified employees at existing wages to support the upward capacity (iii) to any event of force majeure; or (iv) due to an act of omission of Cambium. Supplier will be responsible for [***] written reporting of Product capacity, including any issues that may prevent Supplier from meeting Cambium’s upward capacity requirements (i.e. Assembly Lines capacity, test times and identification of process gating capacity, lack of qualified employees).

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

4.	PRICES, PAYMENT TERMS, AND TAXES

4.1	General. Pricing for Product(s) (the “Price”) is as stated in the applicable Product Schedule or Order or, if omitted, the Price calculated under this section 4. If the parties agree to a Price change for any Product, the new Price is applicable to all Product units received on or after the effective date of the price change, including Products in transit to Cambium, in a Hub (as that term is defined in Section 13 below), or in a non-Cambium-owned stockroom, as of the effective date of the price change, even if the applicable Product Schedule has not yet been formally amended or an Order is subsequently issued at the previous Price provided, however, that (i) to the extent that a price change reflects a decrease in the price of Materials, the price change will not go into effect until Cambium has “bought down” all Inventory in Supplier’s possession and all Inventory “on order” by Supplier at the higher price and (ii) to the extent that a price change reflects an increase in the price of Materials, the price change will not go into effect until Supplier has “bought up” all Inventory in Supplier’s possession and all Inventory “on order” by Supplier at the lower price or Supplier has consumed all of the Inventory at the lower price. All Prices are stated in US dollars unless agreed and specifically noted otherwise in the applicable Product Schedule and Order. Upon request from Cambium, Supplier shall invoice and accept payment in other currencies at prevailing currency exchange rates. The parties shall review Prices on a quarterly basis. In the event the parties fail to agree on a Price, Supplier shall have the right to reject a purchase order.

4.2	Changes to Pricing. The Price of the Products excludes (i) [***], (ii) [***] and (iii) [***]. In addition, Cambium is responsible for additional fees and costs due to: (i) [***]; or (ii) [***]; and (iii) [***]. In addition, Supplier can change the Price of the Products within any given quarter in the event the exchange rate between the currency(ies) in which Supplier incurs its costs and the currency(ies) in which Supplier sets its prices changes by more than [***].

4.3	Ongoing Cost Reduction. Unless the parties agree to use an alternate cost reduction process, Supplier shall use [***] efforts to reduce the cost of the Material for the Material Supplier controls and to reduce the cost of the Product transformation. Supplier’s Prices will be driven by a fact-based cost review process, At Cambium’s request, Supplier shall actively cooperate with Cambium to identify and implement cost reduction opportunities.

4.4	Payment Terms. For all Products which have been shipped [***] from Supplier’s facility of manufacture, Supplier shall invoice Cambium upon delivery of the Products to the common carrier. Supplier agrees to submit electronic invoices in accordance with Cambium’s electronic invoice and payment process. Payment is due [***] calendar days from the date of the invoice issued in accordance with the first or second sentence of this paragraph Other than the designation of the party responsible for generating the invoice, all other payment terms specified in this Agreement will govern.

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

4.5	Ownership of Product. For all Products which have been shipped [***] from Supplier’s facility of manufacture, Title transfers to Cambium upon delivery of the Products to the common carrier.

4.6	If Cambium fails to pay amounts due in accordance with the foregoing, Cambium shall pay [***] percent ([***]%) monthly interest on all late payments. Furthermore, if Cambium is late with payments or Supplier has reasonable cause to believe Cambium may not be able to pay, then Supplier may (a) stop all services under this Agreement until assurances of payment satisfactory to Supplier are received or payment is received; (b) demand prepayment for Orders; (c) delay shipments; and (d) to the extent that Supplier’s personnel cannot be reassigned to other billable work during such stoppage or in the event restart cost are incurred, invoice Cambium for additional fees before the services can resume; provided, however, that Supplier shall provide to Cambium [***] notice prior to exercising the remedies in clauses (a), (b) or (c) for the first time that Cambium is late with any payment within any twelve-month period and shall provided to Cambium [***] notice prior to exercising these remedies for the second time that Cambium is late with any payment twelve-month period. Supplier shall have no obligation to provide any notice to Cambium prior to exercising these remedies in the event Cambium is late more than [***] in any twelve-month period. Cambium agrees to provide all reasonable financial information required by Supplier from time to time in order to make a proper assessment of the creditworthiness of Cambium.

4.7	Credit Terms/Security Interest Supplier’s credit department shall provide Cambium with an initial credit limit, which shall be reviewed (and, if necessary, adjusted) periodically; Cambium shall provide information reasonably requested by Supplier in support of such credit reviews. Supplier shall have the right to reduce Cambium’s credit limit Supplier shall have the right to suspend performance (e.g., cease ordering Material based on Cambium’s Forecast and/or cease making Product deliveries) until Cambium either makes a payment to bring its account within the revised credit limit and/or makes other arrangements satisfactory to Supplier. Cambium grants Supplier a security interest in the Products delivered to Cambium until Cambium has paid for the Products and all Product-related charges. Cambium agrees to promptly execute any documents requested by Supplier to perfect and protect such security interest

4.8	Taxes and Tax Exempt Orders. Supplier shall separately state on each applicable invoice (and not include them in the purchase price), any import duties or sales, use, value added, excise or similar tax. Supplier shall not charge tax if Cambium is exempt from such taxes and furnishes Supplier with the applicable government certificate of exemption or other verification of such exemption. Cambium will be responsible for any sales, use, VAT, or similar taxes, customs duties or any other such assessment however designated; provided, however, that Cambium will not be responsible for any taxes imposed on the income of Supplier. Accordingly, all payments due under this Agreement will be made without deduction or withholding.\

4.9	In addition to all rights of setoff or recoupment provided by law, Cambium may, with Supplier’s agreement, apply any amounts payable or other amounts due or owing by Supplier or any affiliate of the Supplier, whether arising under this Agreement or any other Order, contract, obligation or undertaking (“Cambium Receivables”) to reduce any amounts payable or other amounts due or owing by Cambium, whether arising under this Agreement, any other Order, contract, obligation or undertaking (“Cambium Payables”), and without regard to which of Supplier or its affiliates are parties to the transactions. Except as permitted under law, neither Supplier nor its affiliates may exercise rights of set-off or recoupment with respect to Cambium Receivables or Cambium Payables without Cambium’s prior written consent.

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

5.	PACKAGING, INSPECTION, AND DELIVERY

5.1	Packaging. Supplier shall pack and ship all Products according to instructions or specifications provided by Cambium, which may include use of designated carriers and recycled packaging materials. In the absence of any Cambium instructions or specifications, Supplier shall comply with all applicable laws, regulations, directives, and commercially reasonable practices to ensure safe arrival at destination at the lowest total cost.

5.2	Delivery. Unless otherwise stated in a Product Schedule or an SOI Agreement (as that term is defined in Section 13 below), the delivery term for all deliveries is [***] Supplier’s facility of manufacture. Cambium will pay all applicable freight and transportation charges from the delivery point. Supplier’s invoice must itemize any and all other applicable charges. No charge will be allowed for packing, labelling, commissions, customs, duties, storage, crating, express handling or travel, unless specifically indicated on an Order or under a mutually agreed separate logistics support program. Supplier is responsible for loss or damage caused by Supplier and discovered after transfer of title.

5.3	RETURN MATERIAL AUTHORISATION PROCESS FOR NON-CONFORMANCE AND/OR DEFECTS

5.3.1	Return Material Authorisation Process. The Products delivered by Supplier shall be inspected and tested as required by Cambium within [***] days of receipt at the “ship to” location on the applicable Order. Cambium may return Products that it reasonably determines are defective or non-conforming with the express limited warranty set forth in Section 6.1 below. Title to Products designated for return by Cambium will revert to Supplier at the time of such designation by or for Cambium. Products not designated for return during the [***]-day period shall be deemed accepted. Supplier shall promptly issue a return material authorisation (“RMA”) to Cambium for such Products. At Supplier’s request, Cambium will provide samples of defective or nonconforming Products. Supplier shall promptly evaluate the samples to identify the root cause of the defect or non-conformance, and shall provide Cambium with a detailed analysis. The return of the Products will not affect Cambium’s other rights and remedies under this Agreement or applicable law, including, without limitation, the right to reject or revoke acceptance of defective or non-conforming Products. Supplier shall pay all freight expenses for Products returned under this Section 5.3; provided, however, that if Supplier determines that the Products conform with the Warranty provided in Section 6 (and, therefore, are not defective), Cambium shall reimburse Supplier for all such freight expenses (return and redelivery). Nothing contained in this Section 5.3 relieves Supplier of its testing, inspection and quality control obligations..

5.4	Late Delivery.

5.4.1	Time is of the essence with respect to all deliveries and performance. If Supplier fails to timely perform or deliver, and such failure is due solely to causes within Supplier’s control and responsibility, Supplier shall pay for all overtime and expedite fees to deliver the Products to Cambium as quickly as possible. [***] The foregoing states Cambium’s sole and exclusive remedy for Supplier’s failure to timely deliver Products.

6.	WARRANTIES AND REMEDIES

6.1	Express Limited Warranty.

(a)	Supplier warrants that the Products will have been manufactured in accordance with the applicable Specifications and will be free from defects in workmanship for a period of [***] from the date of shipment. In addition, Supplier warrants that Production Materials are in compliance with Environmental Regulations.

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(b)	Notwithstanding anything else in this Agreement, this express limited warranty does not apply to, and Supplier makes no representations or warranties whatsoever with respect to: (i) defects resulting from the Specifications or the design of the Products; (iii) Product that has been abused, damaged, altered or misused by any person or entity after title passes to Cambium; (iv) first articles, prototypes, pre-production units, test units or other similar Products; (v) defects resulting from tooling, designs or instructions produced or supplied by Cambium; (vi) Materials; (vii) the infringement of any Materials of any third party Intellectual Property rights, or (viii) the compliance of Materials or Products with any Environmental Regulations. Cambium shall be liable for costs or expenses incurred by Supplier related to the foregoing exclusions to Supplier’s express limited warranty.

(c)	Upon any failure of a Product to comply with this express limited warranty, Supplier’s sole obligation, and Cambium’s sole remedy, is for Supplier, at its option, to promptly repair or replace such unit and return it to Cambium freight prepaid. Cambium shall return Products covered by this warranty freight prepaid after completing a failure report and obtaining a return material authorization number from Supplier to be displayed on the shipping container. Cambium shall bear all of the risk, and all costs and expenses, associated with Products that have been returned to Flextronics for which there is no defect found.

(d)	Cambium will provide its own warranties directly to any of its end users or other third parties. Cambium will not pass through to end users or other third parties the warranties made by Supplier under this Agreement. Furthermore, Cambium will not make any representations to end users or other third parties on behalf of Supplier, and Customer will expressly indicate that the end users and third parties must look solely to Cambium in connection with any problems, warranty claim or other matters concerning the Product.

6.2	Supplier represents and warrants that it has implemented and will maintain appropriate and robust internal financial controls, functions, and processes to ensure full compliance with all applicable financial accounting laws, regulations, and industry standards and practices.

6.3	Supplier agrees that its representations and warranties are reaffirmed with each shipment or delivery of Products.

6.4	In addition to the other rights and remedies provided in this Agreement, if at any time there is an Excessive Failure, then: (i) Cambium, at its option, may reschedule or cancel all Orders and Forecasts for the affected Product subject to its liability under Section 3; (ii) the parties shall jointly determine the appropriate remedial action necessary for any affected and potentially affected Products; and (iii) Supplier shall be liable for the costs of implementing the remedy in (ii) up to a maximum of [***].

6.5	SUPPLIER MAKES NO REPRESENTATIONS AND NO OTHER WARRANTIES OR CONDITIONS ON THE PERFORMANCE OF THE WORK, OR THE PRODUCTS, EXPRESS, IMPLIED, STATUTORY, OR IN ANY OTHER PROVISION OF THIS AGREEMENT OR COMMUNICATION WITH CAMBIUM, AND FLEXTRONICS SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

6.6	Except as set forth in Section 11.1(i), THE FOREGOING REMEDIES SET FORTH SUPPLIER’S SOLE AND EXCLUSIVE WARRANTIES AND CAMBIUM’S SOLE AND EXCLUSIVE REMEDIES WITH RESPECT TO A BREACH BY SUPPLIER OF ANY SUCH WARRANTY AND/OR CLAIM FOR EXCESSIVE FAILURE.

7.	LICENSE GRANTS, OWNERSHIP OF PROPERTY AND SPECIFICATIONS

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

7.1	Intellectual Property Rights. All of the Cambium’s Intellectual Property Rights and all of Cambium’s s product-related designs, trade dress, methods, processes, know-how, specifications, documentation, and materials and all improvements, modification and derivatives of any of the foregoing, shall be and remain the exclusive property of Cambium, and no rights are granted to Supplier with respect to such Intellectual Property Rights except as expressly set forth herein. All Work Product developed, designed, conceived, invented and/or created by Supplier, alone or with others, under the Agreement shall be owned exclusively by Cambium (including any and all patent, copyright, trademark, trade secret and other intellectual property rights therein and thereto). The parties agree that such Work Product shall constitute a “work made for hire” under the U.S. Copyright Act, 17 U.S.C. 101 et seq. To the extent such Work Product is not a “work made for hire,” Supplier hereby assigns and transfers to Cambium all right, title and interest in such Work Product (including any and all patent, copyright, trademark, trade secret and other intellectual property rights therein and thereto). Supplier shall execute any and all documents, and take all other actions, reasonably requested by Cambium to evidence Cambium’s ownership of all such Work Product and to secure and enforce Cambium’s rights in such Work Product. To the extent any applicable law or treaty prohibits the transfer or assignment of any moral rights or rights of restraint Supplier has in such Work Product, Supplier hereby waives those rights as to Cambium, its licensees, successors and assigns. As used herein, the term “Work Product” shall mean all inventions, original works of authorship, software, developments, concepts, improvements, designs, discoveries, ideas, trademarks, and trade secrets, whether or not patentable or registerable under applicable intellectual property or similar laws.

7.2	All trademarks, service marks, insignia, symbols, or decorative designs, trade names and other words, names, symbols and devices associated with Cambium and Cambium’s products and services (“Cambium Marks”) are the sole property of Cambium. Supplier acknowledges and agrees that it: (i) has no right to use the Cambium Marks without Cambium’s prior written consent; (ii) shall take no action which might derogate from Cambium’s rights in, ownership of, or the goodwill associated with such Cambium Marks; and (iii) shall remove all Cambium Marks from any Products (including associated scrap and excess materials) not purchased by Cambium.

7.3	All tools, equipment, dies, gauges, models, drawings, or other materials paid for or furnished or bailed by Cambium to Supplier (“Cambium Supplied Property”) are, and will remain, the sole property of Cambium. Supplier shall: (i) safeguard all Property while it is in Supplier’s custody and control; (ii) be liable for any loss or damage to the Property; (iii) keep the Property free from all mechanic’s, materialmen’s and other similar liens or charges; (iv) use the Property only for Cambium orders; and (v) return the Property to Cambium upon request without further bond or action. Supplier agrees to waive and hereby does waive any lien it may have in regard to the Property and to ensure that subcontractors waive all liens to Cambium Supplied Property.

7.4	For the term of this Agreement, Cambium grants to Supplier a royalty-free, non-transferable, non-exclusive license to use [***] (“Cambium Supplied Software”) for internal use by Supplier’s employees at Supplier’s facilities for the sole purpose of manufacturing, testing and supplying Products or Materials thereof to or for Cambium pursuant to this Agreement. Supplier may make a reasonable number of copies of the Cambium Supplied Software as necessary for Supplier’s internal use permitted under the foregoing license. Supplier will have no further right or license in the Cambium Supplied Software other than as provided in this Section and Supplier agrees that all Cambium Supplied Software will be deemed to be Confidential Information of Cambium that is subject to the terms and conditions of Section 10 of this Agreement.

7.5	Co-development between Supplier and Cambium, if any, will be addressed in a separate agreement.

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

7.6	Cambium will retain ownership of all Specifications for the Products (“Specifications”) provided by Cambium to Supplier under this Agreement, and will be the owner of all modifications or enhancements made by or for Cambium or by Supplier to such Specifications, including any modifications or enhancements made by Cambium to the Specifications based on Supplier’s “Feedback” as that term is defined below. Supplier will retain ownership of all modifications or enhancements made to the manufacturing processes, including any modifications or enhancements made by Supplier to these processes based on Cambium’s Feedback. At a party’s request and expense, the other party shall execute all papers and provide reasonable assistance to such party necessary to vest ownership in such party of all such modifications or enhancements and to enable Cambium to obtain Intellectual Property Rights in any such modifications or enhancements. Supplier agrees to treat the Specifications as Confidential Information of Cambium that shall not be disclosed in whole or part to or used for any third party, without Cambium’s prior written consent.

7.6.1	A party may from time to time provide suggestions, comments or other feedback (“Feedback”) to the other party with respect to Specifications or Confidential Information provided originally by the other party. Each party agrees that any Feedback will be given entirely voluntarily and grants the other party the right to use, have used, disclose, reproduce, license, distribute, or exploit the Feedback for any purpose, entirely without obligation or restriction on use or disclosure of any kind; provided, however, that nothing herein shall grant a party any rights to the other party trade secrets, patents or patent applications. Supplier retains the right to use the information it provides in such Feedback for its other customers provided that it can do so without disclosing any Cambium Confidential Information.

8.	PROCESS AND PRODUCT CHANGE, PRODUCT DISCONTINUANCE, NEW TECHNOLOGY, SERVICE AND SUPPORT

8.0	Process Change (PCN)

a.	Supplier shall not make changes to fit, form or function of the Products or changes to the Process, BOM, materials, content, design, tools, or locations used to manufacture, assemble, or package the Products without Cambium’s prior written approval.

b.	Supplier shall provide Cambium with prior written notice of any intent to make any change covered by this Section and request Cambium’s approval, by submitting a Process Change Notice (”PCN”). Unless a longer period is specified in the applicable Product Schedule, Supplier shall provide Cambium the PCN a minimum of [***] days ([***] days prior to any intended change to: (i) the design, content, form, fit, or function of any Product; (ii) the location of manufacture, assembly, or packaging of the Product; or (iii) the part number(s) of any Product. Cambium may request a reasonable amount of additional time to complete qualification of a proposed change, and Supplier must allow for this contingency in its change implementation timing.

c.	Cambium may upon sufficient notice make changes within the general scope of this Agreement. Such changes may include, but are not limited to changes in (1) drawings, plans, designs, procedures, Specifications, test specifications or bill of material (“BOM”), (2) methods of packaging and shipment, (3) quantities of Product to be furnished, (4) delivery schedule, or the Product design and related specifications, applicable regulatory requirements, equipment, tooling, Material or documentation (5) All changes other than changes in quantity of Products to be furnished shall be requested pursuant to an Engineering Change Notice (“ECN”) and finalized in an Engineering Change Order (“ECO”).

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

d.	If any such change causes either an increase or decrease in Supplier’s cost or the time required for performance of any part of the work under this Agreement (whether changed or not changed by any ECO) the Prices and/or delivery schedules shall be adjusted in a manner which would adequately compensate the Parties for such change. In addition, all Material obsolescence shall be handled in accordance with Section (f).

e.	Supplier will respond to [***] ECN requests per product per month without a non-recurring administrative fee; responses to additional ECN’s will incur an administrative fee of $[***] each. Within [***] business days after an ECN is received, Supplier shall advise Cambium in writing (a) of any change in Prices or delivery schedules resulting from the ECN and (b) the cost of any Product, Work-in-Process or Material (including the respective MOH) rendered excess or obsolete as a result of the ECN (collectively the “ECN Charge”) in accordance with the parameters of Section 3 hereof. Unless otherwise stated, ECN Charges to VA or Part Price are subject to the Quarterly Price Review.

f.	In the event Cambium desires to proceed with the Supplier driven or Cambium driven change after receiving the ECN Charge, Cambium shall advise Supplier in writing and shall immediately pay the portion of the ECN Charge set forth in Section (e). In the event Cambium does not desire to proceed with the Change after receiving the ECN Charge, it shall so notify Supplier. In the event Supplier does not receive written confirmation of Cambium’s desire to proceed with the change within [***] days after Supplier provides Cambium with the ECN Charge, the ECN shall be deemed cancelled.

8.1	Status Meetings, Reports, and Reviews. Supplier shall provide Cambium information about, and participate in regular meetings with Cambium to discuss, the status of outstanding deliverables, and any actual or potential issues that may arise related to Supplier’s performance under this Agreement.

9.	QUALITY AND INSPECTION

9.1	All Product(s) must:

a.	be in conformity with all applicable schedules, Specifications, drawings, documentation, and Cambium instruction books or service manuals

b.	comply with Cambium’s test and quality standards and processes (as per specification shown separate Product Schedule;

c.	meet applicable industry quality, safety and IPC Manufacturing standards;

9.2	At Cambium’s request, Supplier shall provide to Cambium the quality data described in Exhibit B, for Products supplied during the prior [***] days. The average of the total defects per unit (“DPU”) will be tracked continuously on a [***] basis for the term of this Agreement and for each Product. Additionally, Supplier shall provide a [***] Pareto analysis of defects found with root causes identified and a corrective action plan. Additionally, in the event that Supplier’s DPU or defect rates increase, Supplier will have a period of [***] from the date of notice by Cambium to take containment action (“Containment Action”) and a period of [***] days from the date of notice by Cambium to take permanent corrective action. If the quality reports during the corrective [***] day period indicate that the defect rates have not been reduced to acceptable levels, then Cambium may at its option reject shipments of the affected Product, and reschedule or cancel all open Orders for the affected Product subject to its liability for Materials under Section 3. In the event Containment Action is triggered under this Section 9.1, Cambium has the right at Supplier’s expense to have a third party inspect Supplier’s Products for non-conformance and/or defects.

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

9.3	Supplier shall cooperate with Cambium, as requested, in the implementation by Supplier of a Quality Assurance/Reliability program satisfactory to Cambium

9.4	Supplier shall engage in continuous improved quality performance including but not limited to adherence to the following items:

a.	Drive to delivery of zero (0) Product defects;

b.	Improved corrective action response time;

c.	Implement industry appropriate statistical process control and statistical product control methods, including but not limited to, Statistical Process Control (“SPC”), Support Process Average Testing (“PAT”) and Statistical Yield Analysis (“SYA”);

d.	New product safe-launch planning; and

e.	Cambium has adopted [***] as its quality systems standard and requires all suppliers to be [***] registered. Supplier agrees to meet this standard and any additional certification requested by Cambium. Business units within Cambium that service specific industry segments may require suppliers to attain additional certificates.

9.5	Supplier should provide to Cambium cross reference information which enables Cambium to establish the month of manufacture from information visible on the outside of the product.

9.6	Cambium’s sole remedy for a breach of Section 9 shall be as set forth in Warranties and Remedies (Section 6).

10.	CONFIDENTIAL INFORMATION

10.1	Confidential Information is, and at all times will remain, the property of the disclosing party. The parties shall: (i) maintain the confidentiality of each other’s Confidential Information and not disclose it to any third party, except as authorised by the original disclosing party in writing; (ii) restrict disclosure of, and access to, Confidential Information to employees, contractors and agents who have a “need to know” in order for the party to perform its obligations or exercise its rights under this Agreement, and who are bound to maintain the confidentiality of the Confidential Information by terms of nondisclosure no less restrictive than those contained herein; (iii) handle Confidential Information with the same degree of care the receiving party applies to its own confidential information, but in no event, less than reasonable care; (iv) use Confidential Information only for the purpose of performing, and to the extent necessary, to fulfil their respective obligations under this Agreement; and (v) promptly notify each other upon discovery of any unauthorised use, access, or disclosure of the Confidential Information, take reasonable steps to regain possession and protection of the Confidential Information, and prevent further unauthorised action or breach of this Agreement.

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

10.2	The receiving party has no obligation to preserve the confidentiality of the disclosing party’s Confidential Information that is: (i) previously known by the receiving party prior to receipt of the disclosing party’s Confidential Information; (ii) received rightfully by the receiving party without any obligation to keep it confidential; (iii) distributed to third parties by the disclosing party without restriction; (iv) explicitly approved for release by written authorisation of the disclosing party; (v) publicly available or becomes publicly available other than by unauthorised disclosure by the receiving party; (vi) independently developed by the receiving party without the use of any of the disclosing party’s Confidential Information or breach of this Agreement; or (vii) for the avoidance of doubt, Open Source Software.

10.3	If a receiving party is required to disclose the disclosing party’s Confidential Information under applicable law, court order, or other governmental authority lawfully requesting such Confidential Information, the receiving party will give the disclosing party prompt written notice of the request and a reasonable opportunity to object to the disclosure and to seek a protective order or other appropriate remedy, and then use reasonable efforts to limit disclosure only to such Confidential Information specifically required and only to the extent compelled to do so, and continue to maintain confidentiality after the required disclosure.

10.4	Except as otherwise provided in this Agreement, no use of any Confidential Information of the disclosing party is permitted, and no grant under any Intellectual Property Rights of the disclosing party is given or intended, including any license implied or otherwise. Supplier shall not reverse engineer, de-compile, or disassemble any Cambium Confidential Information. Neither party shall export or re-export, directly or indirectly, any of the other party’s Confidential Information to any country for which any applicable government, at the time of export or re-export, requires an export license or other governmental approval, without first obtaining the license or approval.

10.5	The receiving party acknowledges that Confidential Information may contain information that is proprietary and valuable to the disclosing party and that unauthorised dissemination or use of the Confidential Information may cause irreparable harm to the disclosing party.

10.6	Unless otherwise agreed by the parties in writing, the parties’ obligations under Section 10 of this Agreement will survive for [***] years (provided, however, that confidential information constituting a trade secret shall survive [***]) following the date of this Agreement’s expiration or termination.

10.7	The existence of this Agreement, and its terms and conditions, are Confidential Information, and the parties shall not now or hereafter divulge any part thereof to any third party except: (i) with the prior written consent of the other party; or (ii) to any requesting court or governmental authority under Section 10.3; or (iii) as may be required by law or legal processes, for a party’s defence of a Claim, or to assert or enforce a party’s rights under this Agreement; or (iv) to auditors and accountants representing either party, or (v) to its employees, officers, directors, agents, representatives or affiliates having a need to know; provided that, to the extent permissible by law, such divulging party shall impose equivalent confidentiality obligations on the recipient in writing prior to any such divulgence.

11.	INDEMNIFICATION

11.1	Supplier shall defend, indemnify, and hold harmless Cambium and all of its past, present, and future affiliates, customers, distributors, officers, directors, employees, contractors, successors, assigns, agents, attorneys, and insurers (the “Cambium lndemnitees“) against any and all third party claims, damages, costs, expenses (including, without limitation, court costs and attorneys’ fees), suits, losses, or liabilities (“Third Party Claims”) (i) for any death, injury, or property damage caused by or arising from acts or omissions of the Supplier Indemnitees (as defined herein) arising from or connected with the performance of this Agreement (including any breach of warranty) or (ii) that the process used by Supplier to manufacture the Product (other than the process specified by Cambium) infringes any Intellectual Property Right. Supplier shall reimburse the Cambium Indemnitees for all losses, costs, and expenses the Cambium lndemnitees incur as a result of such Claims, including court costs and reasonable legal fees.

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

11.2	Cambium shall defend, indemnify, and hold harmless Supplier and all of its past, present, and future affiliates, customers, distributors, officers, directors, employees, contractors, successors, assigns, agents, attorneys, and insurers (the “Supplier Indemnitees“) against any and all Third Party Claims (i) for any death, injury, or property damage caused by or arising from acts or omissions of Cambium or the Cambium Indemnitees arising from or connected with the performance of this Agreement or (ii) based on any allegation that the Product (other than the non-designated manufacturing process for which Supplier is responsible under Section 11.1) or any Material contained therein infringes any Intellectual Property Rights. Cambium shall reimburse the Supplier Indemnitees for all losses, costs, and expenses the Supplier Indemnitees incur as a result of such Claims, including court costs and reasonable legal fees.

11.3	With respect to any Third-Party Claims, the indemnified party shall give the indemnifying party prompt notice of any Third-Party Claim and cooperate with the indemnifying party at its expense. The indemnifying party shall have the right to assume the defense (at its own expense) of any such claim through counsel of its own choosing by so notifying the party seeking indemnification within [***] days or such shorter period as may be necessary to adequately defend the Third Party Claim, from the date of the first receipt of such notice. The indemnified party shall have the right to participate in the defence thereof and to employ counsel, at its own expense, separate from the counsel employed by the indemnifying party. The indemnifying party shall not, without the prior written consent of the indemnified party, agree to the settlement, compromise or discharge of such Third-Party Claim

11.3.1	Notwithstanding anything to the contrary, the indemnifying party shall not enter into any settlement agreement that affects the indemnified party without the indemnified party’s prior written consent (which cannot be unreasonably refused, conditioned or delayed). Each party may, at its sole expense, actively participate in any suit or proceeding, through its own counsel.

If a party is required to indemnify, defend and/or hold harmless the indemnified party under this Section 11 and fails to do so within [***] days after written notice, then (i) the indemnified party shall be entitled to specific performance to enforce the indemnifying party’s obligations under this Section 11, and (ii) the indemnified party may undertake the defence and/or settlement of such Claim, with all costs of defence and settlement being the responsibility of the indemnifying party. The obligations set forth in this Section 11 will survive termination or expiration of this Agreement.

12.	LIMITATION OF LIABILITY

IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR

(I)	ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR SPECIAL DAMAGES, OR ANY DAMAGES WHATSOEVER RESULTING FROM LOSS OF USE, DATA OR PROFITS;
(II)	LOST PROFITS, LOST REVENUE OR DAMAGES RESULTING FROM VALUE ADDED TO THE PRODUCT BY CUSTOMER;
(III)	COSTS OF PROCUREMENT OF SUBSTITUTE PRODUCT BY CUSTOMER; OR
(IV)	THE VALUE OF THE INTERNAL TIME OF CUSTOMER’S EMPLOYEES TO REMEDY A BREACH

ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE SALE OF PRODUCTS, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF CONTRACT, TORT (INCLUDING THE POSSIBILITY OF NEGLIGENCE OR STRICT LIABILITY), OR OTHERWISE, EVEN IF THE PARTY HAS BEEN WARNED OF THE POSSIBILITY OF ANY SUCH LOSS OR DAMAGE, AND EVEN IF ANY OF THE LIMITED REMEDIES IN THIS AGREEMENT FAIL OF THEIR ESSENTIAL PURPOSE. IN ADDITION, IN NO EVENT SHALL EITHER PARTY’S LIABILITY FOR ALL CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT EXCEED [***]. NOTWITHSTANDING THE FOREGOING, THE DOLLAR CAPS SET FORTH

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

HEREIN SHALL NOT APPLY TO LIMIT (I) CUSTOMER’S OBLIGATION HEREUNDER FOR PAYMENTS FOR PRODUCT, MATERIAL OR OTHER CHARGES, (II) A PARTY’S OBLIGATIONS UNDER SECTION 10 (CONFIDENTIALITY) OR 11 (INDEMNITY) OR (III) SUPPLIER’S WARRANTY OBLIGATIONS HEREUNDER.

13.	SUPPLIER OWNED INVENTORY PROGRAM

Supplier shall participate in Cambium’s supplier owned inventory program (the “SOI Program”) pursuant to which Supplier will retain both title to and risk of loss for the Products during transit to and storage in the Cambium or third-party warehouses (“Hubs”) provided that the Parties agree on the specific terms and conditions applicable thereto.

14.	INSURANCE

14.1	Supplier shall maintain at its own expense the following insurance policies: (1) statutory Worker’s Compensation in all jurisdictions where services are performed in connection with this Agreement; (2) Employer’s Liability of at minimum, US $[***] per occurrence; (3) Broad Form Commercial General Liability, including Contractual Liability for liability incurred under this Agreement, of at minimum, US $[***] per occurrence; (4) Business Automobile Liability of at minimum, US $[***] per occurrence; (5) Umbrella/Excess Liability of at minimum, US $[***] per occurrence on behalf of Supplier and its subcontractors; and (6) insurance covering its assets and operations in an amount sufficient to fund the costs of compliance with the Business Resilience and Power Assurance Program required by this Agreement. Additionally: (1) the Commercial General Liability policy must name Cambium as an additional insured and include a cross-liability endorsement; (2) the Workers Compensation and Employers’ Liability policies must provide a waiver of subrogation in favour of Cambium; (3) Supplier shall cause all of its insurance to be designated as primary and provide prior notice of cancellation to Cambium; and (4) at Cambium’s request, Supplier shall furnish Certificates of Insurance from a locally licensed insurance provider reasonably acceptable to Cambium

14.2	Nothing contained within these insurance requirements will be deemed to limit or expand the scope, application and/or limits of the coverage afforded, which coverage will apply to each insured to the full extent provided by the terms and conditions of the policies. Nothing contained within this provision will affect and/or alter the application of any other provision contained with this Agreement. The deductible and/or self-insured retention of the policies will not limit or apply to the Supplier’s liability to Cambium and will be the sole responsibility of the Supplier. At Cambium’s request, Supplier shall fully pre-pay its premiums for the insurance policies required under this Section 14.

15.	FORCE MAJEURE

Neither party will be liable for failure to timely perform under this Agreement to the extent that its performance is delayed by a “Force Majeure” event to the extent caused by any of the following events, provided that they are beyond the party’s reasonable control, without the party’s fault or negligence and could not have been avoided by the party’s use of due care: acts of God including hurricanes, tornadoes, earthquakes, volcanoes and floods; acts of terrorism; civil unrest; interference by civil or military authority, including war and embargoes; fires; epidemics; and labour strikes (other than labour strikes by the work force of the delayed party) or the failure of a Material supplier to timely deliver Materials (assuming that the Materials were ordered, processed and expedited in accordance with the supplier’s applicable Lead Time and purchasing processes). The party claiming force majeure has the burden of establishing that a Force Majeure event has delayed performance and shall use commercially reasonable efforts to minimize the delay. The party claiming Force Majeure shall provide the other party with written notice of the Force Majeure event,

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

including the cause of delay, the estimated time of delay, and the actions taken or planned to avoid or minimize the impact of delay. If Supplier claims a Force Majeure event that delays its performance by more than [***] days, Cambium may cancel any further performance or terminate this Agreement with no liability.

16.	GOVERNING LAW AND DISPUTE RESOLUTION

16.1	Governing Law. The laws of New York, disregarding its conflict of laws provisions, exclusively govern this Agreement and the construction of it, all transactions and conduct related to this Agreement, and all disputes and causes of action between the parties (in contract, warranty, tort, strict liability, by statute, regulation, or otherwise). The parties agree and acknowledge that the Convention on International Sale of Goods (CISG) is not applicable to this Agreement or the interpretation or enforcement thereof.

16.2	Dispute Resolution. The parties hereby consent to the personal and exclusive jurisdiction and venue of the New York state courts and the Federal courts located in the Southern District of New York. Notwithstanding the foregoing, except with respect to enforcing claims for injunctive or equitable relief, any dispute, claim or controversy arising from or related in any way to this Agreement or the interpretation, application, breach, termination or validity thereof, including any claim of inducement of this Agreement by fraud will be submitted for resolution by binding arbitration before the American Arbitration Association (“AAA”) in accordance with the AAA Rules of Arbitration. The arbitration will be held in New York, and it shall be conducted in the English language. Judgment on any award in arbitration may be entered in any court of competent jurisdiction. Notwithstanding the above, each party shall have recourse to any court of competent jurisdiction to enforce claims for injunctive and other equitable relief. IN THE EVENT OF ANY DISPUTE BETWEEN THE PARTIES, WHETHER IT RESULTS IN PROCEEDINGS IN ANY COURT IN ANY JURISDICTION OR IN ARBITRATION, THE PARTIES HEREBY KNOWINGLY AND VOLUNTARILY, AND HAVING HAD AN OPPORTUNITY TO CONSULT WITH COUNSEL, WAIVE ALL RIGHTS TO TRIAL BY JURY, AND AGREE THAT ANY AND ALL MATTERS SHALL BE DECIDED BY A JUDGE OR ARBITRATOR WITHOUT A JURY TO THE FULLEST EXTENT PERMISSIBLE UNDER APPLICABLE LAW. To the extent applicable, in the event of any lawsuit between the parties arising out of or related to this Agreement, the parties agree to prepare and to timely file in the applicable court a mutual consent to waive any statutory or other requirements for a trial by jury.

17.	OTHER TERMS AND CONDITIONS

17.1	Assignment. Except as otherwise provided in this Section 17.1, neither party may assign this Agreement or any of its rights or obligations under this Agreement, without the prior written approval of the other party, which will not be unreasonably withheld. Any attempted assignment, delegation, or transfer without the necessary approval will be void. Unless otherwise agreed in writing by Cambium, in the event of an intended sale or transfer of Supplier’s business or assets, whether by operation of law or otherwise, Supplier shall give notice to Cambium and, at Cambium’s request, shall make assumption of its obligations under this Agreement a condition of the sale or transfer. Notwithstanding the foregoing, (1) Supplier may, without the prior written consent of Cambium, assign this Agreement to any Affiliate, acquisition, merger, consolidation, reorganisation, or similar transaction, or any spin-off, divestiture, or other separation and (2) for any Cambium acquisition, merger, consolidation, reorganisation, or similar transaction, or any spin-off, divestiture, or other separation of a Cambium business, Cambium may, without the prior written consent of Supplier and at no additional cost to Cambium or to the assignee entity(ies): (i) assign its rights and obligations under this Agreement, in whole or in part, or (ii) split and assign its rights and obligations under this Agreement so as to retain the benefits of this Agreement for both Cambium and the assignee entity(ies) (and their respective affiliates) following the split provided that Supplier receives appropriate assurances that the assignee is able to perform under this Agreement. Supplier will work cooperatively with Cambium and the assignee entity(ies) to ensure a smooth and orderly transition.

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

17.2	Authority. Each party represents and warrants that: (i) it has obtained all necessary approvals, consents and authorisations to enter into this Agreement and to perform and carry out its obligations under this Agreement; (ii) the person executing this Agreement on such party’s behalf has express authority to do so and to bind such party; (iii) the execution, delivery and performance of this Agreement does not violate any provision of any memorandum and/or articles of association, bylaw, charter, regulation, or any other governing authority of the party and is duly authorised by all necessary partnership or corporate action; and (iv) this Agreement is a valid and binding obligation of such party.

17.3	Non Solicitation. As of the Effective Date, and for a period of [***] after termination, except as provided herein and subject to local law, each party shall not actively recruit, induce, or solicit for hire or employment, or cause, allow, permit, or aid others to recruit, induce, or solicit for hire, any of the other party’s employees assigned to work under this Agreement. The phrase “actively recruit, induce, or solicit” will not include any employment of the other party’s personnel through the means of advertisements, job postings, job fairs and the like.

17.4	Each party shall be responsible for ensuring that each Affiliate complies with the terms of this Agreement as if they were a party to this Agreement and each party shall be liable for the acts and omissions of the Affiliates and the acts and omissions of those employed or engaged by them as if they were its own.

17.5	BUSINESS RESILIENCE AND POWER ASSURANCE PROGRAM REQUIREMENTS

a.	At Cambium’s request, and by the date specified (which can be no sooner than [***] days following such request), Supplier will provide Cambium with the following Business Resilience Program documentation for each site at which Services are to be provided or Products are to be manufactured: Risk Assessment, Business Impact Analysis, Business Continuity Plan, Transfer Plan, Crisis Management Plan, and IT Disaster Recovery Plan. If Cambium, acting reasonably identifies any deficiency in a submission, Supplier must fully resolve the deficiency to Cambium’s satisfaction by the date mutually agreed to by the parties.

b.	At Cambium’s request and by the date specified (which can be no sooner than [***] days following such request), Supplier will participate with Cambium to update a comprehensive, written Business Impact Analysis, Risk Assessment, Business Continuity Plan, Transfer Plan, and IT Disaster Recovery Plan for the Services and Products, and establish a schedule for quarterly maintenance reviews, annual program and documentation updates, and annual program testing of all business resilience program requirements set out in this Section 17. If Cambium, acting reasonably, identifies any deficiency in a submission, Supplier must fully resolve the deficiency to Cambium’s satisfaction by the date mutually agreed to by the parties.

c.	At Cambium’s request and by the date(s) specified, Supplier will provide Cambium with [***], written updates for each site where Cambium business is conducted evidencing that the Risk Assessment, Business Impact Analysis, Business Continuity Plan, Transfer Plan, Crisis Management Plan, and IT Disaster Recovery Plan are in effect, have been maintained and tested, and cover all Cambium operations, including any new Cambium Products or Services. If Cambium identifies any deficiency in a submission, Supplier must fully resolve the deficiency to Cambium’s satisfaction by the date mutually agreed to by the parties.

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

d.	Supplier will maintain standby power and UPS of sufficient capacity to provide uninterrupted support of manufacturing operations in the event of power spikes or outages so that Cambium continues to receive its Products and Services. Power assurance provisions will be included in both the Business Continuity and IT Disaster Recovery Plans.

17.6	Counterparts and Signatures. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same Agreement. This Agreement is fully executed when each party has signed one or more counterparts and delivered the counterparts to the other party. Facsimile or electronic (pdf) signatures will be binding to the same degree as original signatures.

17.7	Cumulative Remedies. Unless specifically prohibited by this Agreement, all rights and remedies under this Agreement are cumulative, and if either party breaches this Agreement, the non-breaching party has the right to assert all available legal and equitable remedies.

17.8	No Right to Financial Disclosure. Except as specifically provided herein (e.g, Section 4.7), tThis Agreement does not grant either party any right to inspect or examine any of the other party’s data, documents, instruments, financial statements, balance sheets, business records, software, or business systems.

17.9	Express License Grants. Except as expressly set forth herein, no license, implied or express, under any either party’s Intellectual Property Rights, including any license to use, exercise, or incorporate any Intellectual Property Rights is conveyed by Cambium to Supplier or Supplier to Cambium under this Agreement.

17.10	Headings and Interpretation. The headings in this Agreement are for convenience and do not form a part of this Agreement. The parties negotiated this Agreement at arm’s length with independent advice from qualified legal counsel and jointly participated in drafting this Agreement. Accordingly, any court or other governmental authority or arbitrator construing or interpreting the language of this Agreement shall do so in accordance to its fair meaning, without any presumption, rule of construction, or burden of proof favouring or disfavouring a party because that party drafted any part of this Agreement.

17.11	Priority of Documents. Except as set forth in Section 1.2 regarding Product Schedules, the terms set forth in the body of this Agreement control over all inconsistent terms in all other documents executed, exchanged, created, referenced, or relied on in connection with this Agreement or the parties’ performance of their obligations under this Agreement, including, without limitation, technical information, and Product Specifications. In the event that varying or conflicting standards, requirements, processes, or procedures are set forth in documents that relate to the Product or this Agreement, including, without limitation, Specifications, quality standards or procedures, support or maintenance, or manufacturing processes, the most stringent of the applicable standards, requirements, processes, or procedures will apply, as mutually agreed between the parties.

17.12	Publicity. Neither party shall issue a press release or make any other disclosure regarding this Agreement, the parties’ business relationship, or, or any other aspect of the other party’s business, without the other party’s prior written consent.

17.13	Records and Inspections. Supplier shall maintain all records related to the manufacture of the Products, as required by law, rule, or regulation. Cambium may inspect Supplier’s facilities, equipment, materials, records, and the Products that pertain to this Agreement, and may audit with agreed notice for compliance with this Agreement during normal business hours upon reasonable notice. Upon expiration or termination of this Agreement, at Cambium’s request, Supplier shall transfer all records that pertain to this Agreement to Cambium, but retain a copy of any records required to be kept by law, rule, regulation, or in connection with any legal process or proceeding, subject at all times to applicable confidentiality obligations. Notwithstanding the foregoing, Cambium’s inspection of any financial data will be limited solely to publicly available information of the Supplier.

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

17.14	Relationship. Supplier will perform under this Agreement solely as an independent contractor. Under no circumstances will any of Supplier’s personnel be considered employees or agents of Cambium. Nothing in this Agreement grants either party the right or authority to make commitments of any kind for the other, implied or otherwise, without the other party’s prior written approval. This Agreement does not constitute or create, in any manner, a joint venture, partnership, or formal business organisation of any kind.

17.15	Scrap/WIP/Raw Materials/Finished Goods Disposal. Supplier shall not sell, recycle, or otherwise dispose of excess, obsolete, scrap, work in progress, raw materials, or finished goods associated with any Product or any Order by or for Cambium, without Cambium’s prior written approval which shall not be reasonable withheld. All such excess, obsolete, scrap, work in progress, raw materials, or finished goods will be managed in accordance with all applicable laws, regulations, and directives, and in an environmentally responsible and secure manner, protective of the environment and the Cambium brand and reputation.

17.16	Security. Each party agrees that, when employees or agents of the visiting party are on the premises of the host party, they shall at all times comply with all security rules and regulations in effect. Cambium and Supplier specifically agree not to disclose to any third party any proprietary information, systems, equipment, ideas, processes or methods of operation observed by visiting employees or agents, at either party’s facilities, all of which is Confidential Information as defined herein.

17.17	Severability. If a provision of this Agreement is held to be unenforceable under applicable law, the unenforceable provision will not affect any other provision in this Agreement, and this Agreement will be construed as if the unenforceable provision was not present. The parties shall negotiate in good faith to replace the unenforceable provision with an enforceable provision with effect nearest to that of the provision being replaced.

17.18	Subcontracting. Supplier shall not subcontract any of its obligations under this Agreement (other than to its Affiliates) without Cambium’s prior written consent.

17.19	Successors. Except to the extent provided otherwise, this Agreement is binding upon, inures to the benefit of, and is enforceable by the parties and their respective permitted successors and permitted assigns.

17.20	Survival. A provision of this Agreement will survive expiration or termination of this Agreement if the context of the provision indicates that it is intended to survive.

17.21	Waiver. Failure of either party to insist upon the performance of any term, covenant, or condition in this Agreement, or to exercise any rights under this Agreement, will not be construed as a waiver or relinquishment of the future performance of any such term, covenant, or condition, or the future exercise of any such right. The obligation of each party with respect to such future performance will continue in full force and effect. Any waiver is enforceable only if in writing and signed by an authorised representative of the waiving party.

17.22	Calendar Days. Unless expressly defined otherwise, all references to “day” or “days” in this Agreement will mean calendar days.

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

18.	ETHICS AND COMPLIANCE.

18.1	Each party at all times shall conduct itself, directly through its employees and officers, and indirectly through third parties, in the performance of this Agreement honestly and fairly, using the highest ethical standards, and treat its employees, agents, contractors and customers with dignity.

18.2	Supplier agrees to comply with the Electronic Industries’ Code of Conduct as it may be modified from time to time and Sections 5, 6, 7 and 8 of the Cambium Supplier Code of Conduct attached hereto as Exhibit and to communicate and use commercially reasonable efforts flow down the requirements of this Section 18.2 to its Affiliates and subcontractors.

18.3	Each party shall, and shall ensure that any person associated with such party shall:

a.	comply with all applicable laws, regulations, codes and sanctions relating to anti-bribery and anti-corruption including (as applicable) but not limited to the Bribery Act 2010 in the United Kingdom, the U.S. Foreign Corrupt Practices Act and all national and local anti-corruption laws (“Relevant Requirements”) and Cambium’s policies and procedures relating thereto as may be updated from time to time;

b.	have and shall maintain in place its own policies and procedures, including but not limited to adequate procedures under the Bribery Act 2010, the U.S. Foreign Corrupt Practices Act and all national and local anti-corruption laws, to ensure compliance with the Relevant Requirements, and will enforce them where appropriate;

c.	promptly report to the other party any request or demand for any undue financial or other advantage of any kind received by it and/or any persons associated with it in connection with the performance of the Order; and

d.	promptly report to the other party any payment suspected to have been received or made for any undue financial or other advantage by it, its employees, or any persons performing services in connection with the Order.

e.	For the purpose of this Condition 18.3 (UK Bribery Act 2010 and US Foreign Corrupt Practices Act), the meaning of “adequate procedures” and whether a person is associated with another person shall be determined in accordance with the Bribery Act 2010 (and any guidance issued under section 9 of that Act).

18.4	In order to ensure compliance with this Section 18:

a.	Each party shall establish and maintain policy compliance programs designed to govern such party’s business activities globally. These programs will include an officer responsible for compliance, communications to and training of employees, anonymous and confidential reporting of misconduct, appropriate disciplinary measures, and monitoring and reporting of effectiveness.

b.	Upon request, and at its own cost, each party shall provide a copy of its compliance policies, procedures, and documents to the other party.

c.	Cambium (and its designated agents) may conduct upon reasonable justification for audits, unannounced inspections or audits for compliance with Section 18 of this Agreement, and upon request, Supplier shall provide a list of the entities that make up its Supply Chain.

18.5	In the event of any breach of Section 18, Cambium’s sole remedy is to require Supplier to remedy the breach and reimburse it for their reasonable audit costs. In the event Supplier fails to remedy the breach, Cambium shall have the right to terminate this Agreement. Cambium shall not be entitled to obtain any other monetary damages for any breach of the obligations in Section 18. .

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

18.6	Supplier shall use [***] efforts to ensure that Products are produced, manufactured, assembled, packaged and labeled and services are rendered in compliance with applicable laws, rules, regulations and standards, including compliance with Exhibit C. In the event Supplier learns of any non-compliance, it shall use [***] efforts to immediately correct any non-compliance with the foregoing requirements.

19.	LEGAL NOTICES AND OTHER DOCUMENTS

All notices and other required communications will be in writing, in the English language and will be transmitted to the addresses shown below (or any updated addresses provided by notice in writing) either by: (i) personal delivery; (ii) expedited delivery service; (iii) registered or certified mail, postage prepaid and return receipt requested; or (iv) electronic facsimile with confirmed receipt. Notices under this Section 19 will be effective and deemed given as of the day received or at such time as delivery is refused by addressee upon presentation.

Cambium will send notices to Supplier as follows:

Attn: Legal Department

Flextronics

847 Gibraltar Drive

Milpitas

CA 95035

Supplier will send notices to Cambium as follows:

Vice President Supply Chain

Cambium Networks Limited

Unit B2, Linhay Business Park

Eastern Road, Asburton

Devon, United Kingdom

TQ13 7UP

Facsimile: 01364 654625

with a copy to:

Chief Financial Officer

Cambium Networks Limited

Unit B2, Linhay Business Park

Eastern Road, Ashburton

Devon, United Kingdom

TQ13 7UP

Facsimile: 01364 654625

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

20.	ENTIRE AGREEMENT

This Agreement, including any attached Exhibits, is the entire understanding between the parties concerning the subject matter hereof and supersedes all prior discussions, agreements and representations, whether oral or written, express or implied. No alterations or modifications of this Agreement will be binding upon either party unless made in writing and signed by an authorised representative of each party.

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Effective Date.

CAMBIUM NETWORKS LIMITED		SUPPLIER

By:	/s/ David Lightfoot	By:	/s/ Manny Marimuthu

Name:	David Lightfoot	Name:	Manny Marimuthu

Title:	VP — Supply Chain	Title:	Senior V.P. Finance, Asia

Date:	24 Aug 2012	Date:	31 August 2012

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Exhibit A to Corporate Supply Agreement

1.	Definitions:

a.	“Acceptable status” means Cambium’s inventory of a Product is either between the Minimum and Maximum Levels specified by Cambium, or higher than the Maximum Level but less than the Backlog plus the current week requirement plus the midpoint of the Minimum and Maximum Inventory Levels.

b.	“Available Inventory” means the inventory available at a Cambium facility and/or in a Hub (if applicable), to be used to satisfy Backlog and Gross Demand.

c.	“Backlog” means Cambium’s current demand for a Product in excess of the current week’s Gross Demand that is also projected to be consumed in the current week.

d.	“Gross Demand” means Cambium’s current or future demand for a Product, forecasted to be consumed during the relevant period.

e.	“High status” means the inventory for a Product is higher than the Maximum Inventory Level.

f.	“Lead Time” means the period of time required for Supplier to fulfil an Order for Cambium, starting from date of receipt of the Order and ending at date of delivery to Cambium.

g.	“Low status” means the inventory for a Product is less than the Minimum Inventory Level.

h.	“Manufacturing Cycle Time” for any Product means the period of time that it takes under normal conditions to manufacture the Product, starting from the date the raw materials start in production at the factory and ending at final test and packaging.

i.	“Minimum and Maximum Inventory Levels” means the calculated range of Available Inventory specified by Cambium as desired to support production without risk of a Stock Out, and without risk of inflating the inventory. The Minimum and Maximum Inventory Levels are recalculated by Cambium at least once per week based on average Gross Demand.

j.	“Net Demand” means the expected delivery quantities for the week, and it is calculated as follows: [***].

k.	“Stock out” means the inventory on-hand at Cambium is less than [***] of the Backlog plus the current week requirement.

l.	Schedule Sharing Generic system for Cambium’s forecast and Blanket Order process

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

1

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Exhibit B to Corporate Supply Agreement

QUALITY REPORTING

[***]

[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

[***]

[***]

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

2

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Exhibit C to Corporate Supply Agreement

SUPPLIER CODE OF CONDUCT

1. Cambium depends on product quality and superiority, combined with outstanding support capability, to sell its products and to support the value of its brand. Accordingly, Supplier agrees to conduct its business with the highest ethical standards. Cambium will not do business with any entity or person engaged in unlawful or unethical business practices. Cambium expects its suppliers to abide by these requirements and not to have a relationship with another entity or person, or engage in any activity that results or may result in noncompliance, a conflict of interest, or embarrassment to Cambium, or harm to Cambium’s reputation and brand. If Supplier fails to comply in any respect with all of these requirements, then Cambium may immediately and without liability terminate this Agreement. Cambium’s requirements for Supplier’s business conduct are as follows:

a. Compliance: Supplier will maintain compliance systems and be able to demonstrate a satisfactory record of compliance with the law in its business conduct.

b. Anti-corruption: Supplier will conduct its business without engaging in corrupt practices, including public or private bribery or kickbacks. Supplier will maintain integrity, transparency and accuracy in corporate record keeping.

c. No unfair business practices: Supplier will act with integrity and lawfully in the proper handling of competitive data, proprietary information and other intellectual property, and comply with legal requirements regarding fair competition, antitrust, and accurate and truthful marketing.

d. Anti-discrimination: Supplier will employ workers on the basis of their ability to do the job, rather than on the basis of their personal characteristics, conditions or beliefs.

e. No harsh or inhumane treatment: Supplier will prohibit the physical abuse and harassment of employees, as well as the threat of either.

f. Freely chosen employment: Supplier will not use forced, prison or indentured labour, including debt bondage. Supplier will ensure that terms of employment are voluntary. If Supplier recruits contract or migrant workers, Supplier will pay agency recruitment fees and will ensure there are no unreasonable employment or relocation expenses. Supplier will not require any worker to remain in employment for any period of time against his or her will, or adopt practices that restrict worker’s ability to terminate employment. Workers will not be required to lodge “deposits” or hand over government-issued identification, passports or work permits as a condition of employment, unless required by law.

g. No child labour: Supplier will ensure that its hiring practices are in conformance with International Labour Organization (ILO) Conventions for minimum age (Convention 138) and child labour (Convention 182). Supplier is encouraged to develop lawful workplace apprenticeship programs for the educational benefit of their workers, provided that all participants meet the minimum age requirements. Workers under the age of 18 should not perform hazardous work and should be restricted from night work if it interferes with educational needs.

h. Freedom of association and collective bargaining: Supplier will recognize the right of workers to join or to refrain from joining associations of their own choosing and the right to collective bargaining, unless otherwise prohibited by law. In all cases, worker rights to open communication, direct engagement, and humane and equitable treatment must be respected.

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

3

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

i. Fair working hours: While it is understood that overtime is often required, Supplier will manage operations in compliance with the law and ensure that overtime does not exceed levels that create inhumane working conditions. Supplier will not require, on a regularly scheduled basis, work in excess of 60 hours per week or in excess of six consecutive days without a rest day.

j. Wages and benefits: Wages and benefits paid will meet, at a minimum, applicable legal requirements. In any event, wages and benefits should be enough to meet basic needs. For each pay period, Supplier will provide workers with an understandable wage statement that includes sufficient information to verify accurate compensation for work performed. Supplier will not permit deductions from wages as a disciplinary measure.

k. Safe and healthy working conditions: Supplier will operate a safe and healthy work environment. If Supplier provides housing or eating facilities, Supplier will operate and maintain them in a safe, sanitary and dignified manner.

l. Environmental sustainability: Environmental Management System: Suppliers of goods will have an Environmental Management System (EMS) in accordance with ISO 14001 or equivalent. The EMS must be implemented and functioning. Third-party registration is strongly recommended but not required.

i. Environmentally Preferred Products: Cambium values environmentally preferred products. We work with and encourage our suppliers to create products that are energy efficient, highly recyclable and contain significant amounts of recycled materials and low amounts of hazardous materials. To enable us to evaluate Supplier’s components and products for environmental performance, Supplier must provide material disclosures

ii Ozone-Depleting Substances: It is Cambium’s policy to eliminate from Cambium products any components — including components provided by our suppliers — that contain or that are manufactured with a process that uses any Class I ozone-depleting substance. Supplier shall provide certification that products supplied to Cambium, do not contain or are not manufactured with a process that uses any Class I ozone-depleting chemicals.

m. Management system: Supplier shall adopt or establish a management system that supports the content of this code. The management system will be designed to ensure (a) compliance with applicable laws, regulations and customer requirements related to supplier’s operations and products; (b) conformance with this code; and (c) identification and mitigation of operational risks related to the areas covered by this code. The management system should also drive continual improvement.

2. Conflict Minerals

The mining and processing of raw materials is an integral stage in Cambium’s global supply chain. Cambium and its customers strongly discourage and seek to avoid the sourcing of raw materials from areas where proceeds from the sale of raw materials fund social unrest and political repression, violence, or conflict (“Conflict Minerals”). Upon request, Supplier must certify that the products and materials provided to Cambium do not contain Conflict Minerals.

3. Imports and Customs

Supplier shall comply with all import and customs laws, regulations and administrative determinations of the importing country. Supplier shall comply with the security criteria of the importing country’s government security program. If Supplier is providing Products to be delivered to, or Services to support delivery to, the U.S., Supplier shall comply with the security criteria of the U.S. Customs and Border Protection’s Customs-Trade Partnership against Terrorism (C-TPAT) Program (available on http://www.cbp.gov).

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

4

CAMBIUM CONFIDENTIAL RESTRICTED

***Text Omitted and Filed Separately with the Securities and Exchange

Commission. Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

5. Export Restriction

If Supplier is the exporter of record for any shipments, Supplier shall obtain all export authorizations from the U.S. government or other governments that may be required to lawfully make such shipments.

6. Utilization of Small Business Concerns

If applicable, Supplier shall comply with the provisions of U.S. Federal Acquisition Regulation (FAR) 52.219-8 pertaining to Utilization of Small Business Concerns, as well as any other state and local, small and other business utilization laws.

7. Equal Opportunity

If applicable, Supplier shall comply with the provisions of FAR 52.222-21, 52.222-26, 52.222-35, 52.222-36, and 52.222-50 pertaining to Segregated Facilities, Equal Opportunity, Equal Opportunity for Veterans, Affirmative Action for Workers with Disabilities, and Human Trafficking. If applicable, Supplier shall maintain, at each establishment, affirmative action programs required by the rules of the U.S. Secretary of Labour (41 CFR 60-1 and 60-2).

8. Product Safety and Regulatory Compliance

Supplier shall ensure that all Products and services provided comply with all applicable regulations and laws, including all applicable product safety, environmental, and recycling regulations and laws.

Printed versions of this document are considered non-controlled. Verify latest version before use.

Cambium Networks Confidential Restricted.

5